Exhibit 10.4

AMENDMENT Nº 4 TO LETTER OF AGREEMENT GPJ-004/96

This Amendment No. 4 to Letter of Agreement GPJ-004/96, dated as of January 12, 2004 (this “Amendment 4”) relates to Letter of Agreement GPJ-004/96 dated August 5, 1996, as amended from time to time (“Letter 004/96”) between EMBRAER - Empresa Brasileira de Aeronáutica S.A. (“EMBRAER”) and ExpressJet Airlines, Inc., formerly known as New ExpressJet Airlines, Inc. (as assignee from ExpressJet Airlines, Inc. formerly known as Continental Express, Inc.) (“BUYER”), and concerns Purchase Agreement No. GPJ-003/96 (the “Purchase Agreement”) dated August 5, 1996 as amended from time to time. This Amendment 4 is between EMBRAER and BUYER, collectively referred to herein as the “PARTIES”.

This Amendment 4 constitutes an amendment and modification of the Letter Agreement GPJ-004/96. All capitalized terms used in this Amendment 4 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 4, Letter 004/96 and the Purchase Agreement, the terms of this Amendment 4 shall control.

This Amendment 4 sets forth further agreements between EMBRAER and BUYER relative to "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]"

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

1.    The text of Article 12 of Amendment No. 2 to Letter 004/96 shall be entirely deleted and replaced as follows:  "[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]"

2.    All other terms and conditions of the Letter 004/96, which are not specifically amended by this Amendment 4 shall remain in full force and effect without any change.

[Intentionally left in blank]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 4 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	EXPRESSJET AIRLINES, INC.

By: /s/ Satoshi Yokota	By: /s/ Frederick S. Cromer
Name: Satoshi Yokota	Name: Frederick S. Cromer
Title: Executive VP, Development and Industry	Title: VP and Chief Financial Officer

By: /s/ Flavio Rimoli
Name: Flavio Rimoli
Title: Sr. VP, Airline Market

Date: March 19, 2004	Date: March 30, 2004
Place: Sao Jose Dos Campos, SP	Place: Houston, TX, USA

Witness: /s/ Erika L. Natali	Witness: /s/ Kristy A. Nicholas
Name: Erika Lulai Natali	Name: Kristy A. Nicholas